UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 2, 2019

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND
(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900 Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 8.25% Series A Cumulative Redeemable, par value $0.01 per share	ABR-PA	New York Stock Exchange
Preferred Stock, 7.75% Series B Cumulative Redeemable, par value $0.01 per share	ABR-PB	New York Stock Exchange
Preferred Stock, 8.50% Series C Cumulative Redeemable, par value $0.01 per share	ABR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On August 2, 2019, Arbor Realty Trust, Inc. (the “Company”) and Arbor Realty Limited Partnership (the “OP”) entered into Amendment No. 2 (the “Amendment”), to the Equity Distribution Agreement, dated February 13, 2014, among the Company, the OP and JMP Securities LLC, as sales agent, as amended on August 10, 2016.  In accordance with the terms of the Amendment, the Company may offer and sell up to 7,500,000 shares of its common stock, par value $0.01 per share (the “Shares”) from time to time in “at-the-market” offerings under the Company’s registration statement on Form S-3 (File No. 333-225602), as filed with the Securities and Exchange Commission on June 13, 2018, and all amendments related thereto (the “Registration Statement”).

A copy of the Amendment is filed as Exhibit 1.1 hereto and is incorporated herein by reference.  The legal opinion of Venable LLP relating to the legality of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit
1.1

Amendment No. 2, dated August 2, 2019, to the Equity Distribution Agreement, dated February 13, 2014, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and JMP Securities LLC, as sales agent, as amended

5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: August 2, 2019